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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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          Date of Report (Date of Earliest Event Reported): May 6, 2003

                               ACTERNA CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                  000-0748                           04-2258582
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          (Commission File Number)       (I.R.S. Employer Identification No.)

         12410 MILESTONE CENTER DRIVE
            GERMANTOWN, MARYLAND                         20876
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  (Address of Principal Executive Offices)             (Zip Code)

                                 (240) 404-1550
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              (Registrant's Telephone Number, Including Area Code)



                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

           On May 6, 2003, Acterna Corporation (the "Company") and its domestic subsidiaries filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (Case Nos. 12837
(BRL) through 12843 (BRL)). The Company and its domestic subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           At a hearing held on May 6, 2003, the Bankruptcy Court approved, on an interim basis, a debtor-in-possession revolving credit facility in an aggregate amount of $30,000,000 provided by a group of banks led by JPMorgan Chase Bank, as agent, and Credit Suisse First Boston, as syndication agent.

           The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the chapter 11 filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             Exhibit No.                        Exhibit
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              99.1              Press release of the Company dated May 6, 2003.






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 8, 2003
                                         ACTERNA CORPORATION


                                         By: /s/ John D. Ratliff
                                            ------------------------------------
                                            John D. Ratliff
                                            Corporate Vice President and Chief
                                            Financial Officer






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
                                  EXHIBIT INDEX

      Exhibit No.                           Description
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       99.1                  Press release of the Company dated May 6, 2003.












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